Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tintic Gold Mining Company (the "Registrant") on Form 10-Q for the quarter ended March 31, 2008, as filed with the Commission on the date hereof (the "Quarterly Report"), I, George Christopulos, CEO, President, and Chairman of the Board of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 8, 2008

/s/ George P. Christopulos

George P. Christopulos,

CEO, President, CFO, and Chairman of the Board